Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces First Quarter 2019 Financial Results

                Total revenue of $68.3 million grew 10% year-over-year

Charleston, S.C. – May 1, 2019 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based benefits management platform and services provider, today announced its first quarter 2019 financial results.  Highlights from the quarter include:

•	Net benefit eligible lives grew to 15.5 million at the end of the first quarter, up from 13.3 million at the end of the prior quarter and 11.8 million at the end of the prior year period.
•

BenefitsPlace™ expanded to include personal property insurance products to complement the company’s health, wealth and lifestyle categories, premiering the benefits industry’s first integrated personal auto and renters’ insurance offerings.

•

BenefitsPlace welcomed 9 new suppliers, including MassMutual and three major personal auto insurers:   MetLife Auto & Home, Liberty Mutual and Bristol West Insurance, a member of the Farmers Insurance Group of Companies.

•	Our One Place user conference had the largest attendance to date, growing 40% from last year’s event.
•	BenefitSAIGE™ launched, a Superior Artificial Intelligence Guidance Engine that is fully deployed across our platform.

“Benefitfocus delivered strong first quarter results, which marks our sixth consecutive quarter of meeting or exceeding our expectations,” said Ray August, President and Chief Executive Officer of Benefitfocus.  “Our selling season is off to a solid start and we are well positioned to accelerate growth in the second half of 2019.”

August added, “We are making meaningful progress towards achieving our vision of being the essential benefits platform that connects buyers and sellers.  Our strategy is resonating, our market position is strengthening and our ecosystem is flourishing.”

First Quarter 2019 Financial Highlights

Revenue

•	Total revenue was $68.3 million, an increase of 10% compared to the first quarter of 2018.
•	Software services revenue was $53.0 million, an increase of 10% compared to the first quarter of 2018.
•	Professional services revenue was $15.3 million, an increase of 8% compared to the first quarter of 2018.

Net Loss

•

GAAP net loss was ($14.2) million, compared to ($13.8) million in the first quarter of 2018. GAAP net loss per share was ($0.44), based on 32.1 million basic and diluted weighted average common shares outstanding, compared to ($0.44) for the first quarter of 2018, based on 31.3 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($6.7) million, compared to ($8.0) million in the first quarter of 2018. Non-GAAP net loss per share was ($0.21), based on 32.1 million basic and diluted weighted average common shares outstanding, compared to ($0.26) for the first quarter of 2018, based on 31.3 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $3.6 million, compared to ($1.0) million in the first quarter of 2018.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents at March 31, 2019 totaled $144.2 million, compared to $190.9 million at the end of the fourth quarter of 2018.

Business Outlook

Based on information available as of May 1, 2019, Benefitfocus is providing guidance for the second quarter and full year 2019 as indicated below.

Second Quarter 2019:

•	Total revenue is expected to be in the range of $66.5 million to $68.5 million.
•

Non-GAAP net loss is expected to be in the range of ($15.0) million to ($13.0) million, or ($0.46) to ($0.40) per share, based on 32.6 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($5.0) million to ($3.0) million.

Full Year 2019:

•	Total revenue is expected to be in the range of $301.0 million to $309.0 million.
•

Non-GAAP net loss is expected to be in the range of ($27.0) million to ($22.0) million, or ($0.83) to ($0.68) per share, based on 32.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $15.0 million to $20.0 million.

Management has not reconciled forward-looking non-GAAP net loss and Adjusted EBITDA to their most directly comparable GAAP measure of GAAP net loss.  Management is unable to predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts. See below for additional important disclosures regarding our non-GAAP financial measures.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, May 1, 2019, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9208 (domestic) or (201) 493-6784 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until May 8, 2019, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13689938.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) unifies the entire U.S. benefits industry on a single technology platform to protect consumers' health, wealth and lifestyle. Our powerful cloud-based software, data-driven insights and thoughtfully-designed services, enable employers, insurance brokers, carriers and suppliers to simplify the complexity of benefits administration and deliver a world-class benefits experience. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share, and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, if any, and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, transaction and acquisition-related costs expensed, and costs not core to our business.   Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; the immature and volatile market for our products and services; risks related to changing healthcare and other applicable regulations; risks associated with acquisitions; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; cyber-security risks;  the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Revenue	$68,299	$62,363
Cost of revenue (1)(2)(3)	32,852	31,403
Gross profit	35,447	30,960
Operating expenses:(1)(2)(3)
Sales and marketing	19,619	19,917
Research and development	13,090	12,023
General and administrative	11,796	9,693
Total operating expenses	44,505	41,633
Loss from operations	(9,058)	(10,673)
Other income (expense):
Interest income	660	58
Interest expense on building lease financing obligations (prior to adoption of ASC 842)	–	(1,866)
Interest expense	(5,814)	(1,317)
Other expense	9	–
Total other expense, net	(5,145)	(3,125)
Loss before income taxes	(14,203)	(13,798)
Income tax expense	6	4
Net loss	$(14,209)	$(13,802)
Comprehensive loss	$(14,209)	$(13,802)

Net loss per common share:
Basic and diluted	$(0.44)	$(0.44)
Weighted-average common shares outstanding:
Basic and diluted	32,056,934	31,333,348

(1) Stock-based compensation included in above line items:
Cost of revenue	$899	$711
Sales and marketing	1,686	954
Research and development	1,192	768
General and administrative	2,590	1,892

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$99	$34
Sales and marketing	36	14
Research and development	40	12
General and administrative	15	4

(3) Transaction and acquisition-related costs expensed included in above line items:
General and administrative	$642	$–

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31, 2019	As of December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$144,158	$190,928
Accounts receivable, net	28,247	21,077
Contract, prepaid and other current assets	19,039	16,667
Total current assets	191,444	228,672
Property and equipment, net	27,324	69,965
Financing lease right-of-use assets	80,867	–
Operating lease right-of-use assets	2,172	–
Intangible assets, net	14,411	–
Goodwill	12,304	1,634
Deferred contract costs and other non-current assets	12,507	13,668
Total assets	$341,029	$313,939
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,755	$8,687
Accrued expenses	10,310	11,461
Accrued compensation and benefits	13,989	17,269
Deferred revenue, current portion	36,326	36,540
Lease liabilities and financing obligations, current portion	6,771	4,486
Total current liabilities	72,151	78,443
Deferred revenue, net of current portion	10,569	9,323
Convertible senior notes	179,442	176,692
Lease liabilities and financing obligations, net current portion	89,095	57,116
Other non-current liabilities	162	2,575
Total liabilities	351,419	324,149
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2019 and December 31, 2018	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 32,070,628 and 32,017,773 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	32	32
Additional paid-in capital	409,973	403,631
Accumulated deficit	(420,395)	(413,873)
Total stockholders' deficit	(10,390)	(10,210)
Total liabilities and stockholders' deficit	$341,029	$313,939

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net loss	$(14,209)	$(13,802)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	5,335	3,930
Stock-based compensation expense	6,367	4,325
Accretion of interest on convertible senior notes	2,749	–
Interest accrual on financing obligations (prior to adoption of ASC 842)	–	1,879
Rent expense in excess of payments	9	–
Provision for doubtful accounts	265	359
Changes in operating assets and liabilities:
Accounts receivable, net	(6,514)	54
Contract, prepaid and other current assets	(2,495)	881
Deferred costs and other non-current assets	1,568	1,166
Accounts payable and accrued expenses	(4,867)	2,722
Accrued compensation and benefits	(3,580)	(2,962)
Deferred revenue	(5,089)	(2,127)
Other non-current liabilities	(23)	(108)
Net cash and cash equivalents used in operating activities	(20,484)	(3,683)
Cash flows from investing activities
Business combination, net of cash acquired	(21,033)	–
Purchases of property and equipment	(2,955)	(1,641)
Net cash and cash equivalents used in investing activities	(23,988)	(1,641)
Cash flows from financing activities
Draws on revolving line of credit	–	31,000
Payments on revolving line of credit	–	(24,000)
Payments of debt issuance costs	(357)	–
Proceeds from exercises of stock options and ESPP	89	222
Payments on capital lease and financing obligations	(655)	(2,448)
Payments of principal on financing lease obligations	(1,375)	–
Net cash and cash equivalents (used in) provided by financing activities	(2,298)	4,774
Net decrease in cash and cash equivalents	(46,770)	(550)
Cash and cash equivalents, beginning of period	190,928	55,335
Cash and cash equivalents, end of period	$144,158	$54,785

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$382	$452
Property and equipment purchased with financing and capital lease obligations	$—	$713
Post contract support purchased with financing obligations	$—	$275

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$35,447	$30,960
Amortization of acquired intangible assets	99	34
Stock-based compensation expense	899	711
Total net adjustments	998	745
Non-GAAP gross profit	$36,445	$31,705

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(9,058)	$(10,673)
Amortization of acquired intangible assets	190	64
Stock-based compensation expense	6,367	4,325
Transaction and acquisition-related costs expensed	642	—
Costs not core to our business	320	1,371
Total net adjustments	7,519	5,760
Non-GAAP operating loss	$(1,539)	$(4,913)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(14,209)	$(13,802)
Depreciation	3,967	2,977
Amortization of software development costs	1,178	889
Amortization of acquired intangible assets	190	64
Interest income	(660)	(58)
Interest expense on building lease financing obligations (prior to the adoption of ASC 842)	—	1,866
Interest expense	5,814	1,317
Income tax expense	6	4
Stock-based compensation expense	6,367	4,325
Transaction and acquisition-related costs expensed	642	—
Costs not core to our business	320	1,371
Total net adjustments	17,824	12,755
Adjusted EBITDA	$3,615	$(1,047)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(14,209)	$(13,802)
Amortization of acquired intangible assets	190	64
Stock-based compensation expense	6,367	4,325
Transaction and acquisition-related costs expensed	642	—
Costs not core to our business	320	1,371
Total net adjustments	7,519	5,760
Non-GAAP net loss	$(6,690)	$(8,042)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(6,690)	$(8,042)

Weighted average shares outstanding - basic and diluted	32,056,934	31,333,348
Shares used in computing non-GAAP net loss per share - basic and diluted	32,056,934	31,333,348
Non-GAAP net loss per common share - basic and diluted	$(0.21)	$(0.26)